UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Preliminary Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

WAUSAU PAPER CORP.

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Important Additional Information

Wausau Paper Corp., (the “Company”) its directors, its executive officers and certain other employees are participants in the solicitation of proxies from shareholders in connection with the Company’s 2014 annual meeting of shareholders.  The Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its 2014 annual meeting of stockholders.  COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.  The names of the participants in the Company’s solicitation and their respective interests in the Company by security holdings or otherwise are set forth in the Company’s DEFA 14A filing filed with the SEC on February 11, 2014 (File No. 001-13923; Accession No. 0000916480-14-000031).  These documents, as well as the 2014 proxy statement, any other relevant documents and other material filed with the SEC concerning the Company are (or will be when filed) available free of charge at www.sec.gov and www.wausaupaper.com.

On February 11, 2014, the Company used the following slide presentation in connection with its conference call to discuss 2013 fourth quarter and full year financial results:

wausauPAPER

Q4 2013 Conference Call

February 11, 2014

Henry C. Newell
President and Chief Executive Officer

Sherri L. Lemmer
Senior Vice President and
Chief Financial Officer

Perry D. Grueber
Director Investor Relations

Forward Looking Statements

The matters discussed in this news release concerning the company's future performance or anticipated financial results are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements. Among other things, these risks and uncertainties include the strength of the economy and demand for paper products, increases in raw material and energy prices, manufacturing problems at company facilities, and other risks and assumptions described under "Information Concerning Forward-Looking Statements" in Item 7 and in Item 1A of the company's Form 10-K for the year ended December 31, 2012. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Non-GAAP Financial Measures

This presentation refers to certain non-U.S. GAAP financial measures. A reconciliation of those numbers to U.S. GAAP financial measures is provided on the Company's website at: www.wausaupaper.com/investors.

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A Tissue Focused Company

Hank Newell
President and CEO

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2013: A Year of Progress

- Completed "Strategic Repositioning" of the company
- Ramped up new ATMOS towel & tissue machine and converting capabilities
- Introduced twenty 100% recycled, "Green Seal" premium products
- Strong full year growth of 2-3X; second half 4-5x market
- Expanding EBITDA* and EBITDA* margins each quarter
- Reduced and realigned cost structure
- Adopted a policy to return approximately 50% of free cash flow to shareholders
- Share price up 46%.

* Represents Adjusted EBITDA and Adjusted EBITDA margins. See Appendix for reconciliation of Adjusted EBITDA and Adjusted EBITDA margins

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Fourth Quarter Highlights

- Record Q4 Net Sales
- Grew case volume 7.4% compared to Q4 2012 and targeted growth of 6%
- Launched a portfolio of DublNature® products
- Demonstrated progress ramping up and optimizing operations
- Generated EBITDA margins* of 12.7%
- EBITDA* of ≈$13-14MM, excluding Q4 proxy/advisory services and YTD adjustment for volume-related rebates and incentives

($MM)	Q4 '13	Q4 '12
Net Sales	$91.1	$87.0
Case Volume	4.39	4.09

($MM)	Adjusted EBITDA	Adjusted EBITDA %
Q1 '13	$5.9	7.6%
Q2 '13	$8.8	10.1%
Q3 '13	$10.6	11.5%
Q4 '13	$11.6	12.7%

* Represents Adjusted EBITDA and Adjusted EBITDA margins. See Appendix for reconciliation of Adjusted EBITDA and Adjusted EBITDA margins

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FINANCIAL REVIEW

Sherri Lemmer

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Financial Overview
Sales Volume

Case Shipments (MM)
With % of Strategic Mix

+7.4%
3.77
4.11
4.06
4.09
3.77
4.21
4.36
4.39
49.2%
48.3%
48.5%
50.1%
47.6%
47.4%
48.4%
49.2%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2012
2013

Case Growth

	Actual	Target
2013		
• Q4	7.4%	+6%
• H2	7.4%	+6%
• Full Year	4.4%	4-5%
2012		
• Q4	4.0%	
• H2	3.4%	
• Full Year	3.3%	

2013 Market Growth* ≈ 1.6%

*Market growth is estimate based on industry sources and management estimates

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Financial Overview
Net Sales

Net Sales
Continuing Operations
($MM)
$81.9
$78.2
$88.6
$87.6
$86.8
$91.7
$87.0
$91.1
Q1
Q2
Q3
Q4
2012
2013

See Appendix for reclassification of net sales for continuing operations

Record Fourth Quarter Sales

- Q4 +4.8% to prior year
- H2 +5.2% to prior year

Full Year Net Sales

- 2013 → $348.6MM
- 2012 → $344.2MM

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Financial Overview
Adjusted EBITDA

2013 Adjusted EBITDA and EBITDA Margin
Continuing Operations

($MM)
$5.9
7.6%
$8.8
10.1%
$10.6
11.5%
$11.6
12.7%
Q1
Q2
Q3
Q4

($MM)
$10.6
$0.8
($1.4)
($0.7)
$1.3
($0.6)
$1.0
$11.6
Q3
Mix / Volume
Net Selling Price
Sales Incentives
Operations
Proxy/ Advisory Costs
SG&A
Q4

- 2013 Quarter-over-Quarter Improvement
- Mix/Volume. Improved strategic mix and volume improvement.
- Average Net Selling Price. Unfavorable impact due to competitive support product pricing and impact of ≈$0.7MM year-to-date adjustment for growth-related customer rebates.
- Sales Incentives. Unfavorable year-end adjustment due to greater than expected Q4 growth rates.
- Operations. Improved operational performance despite unplanned maintenance on new paper machine.
- Proxy and Advisory Costs. Higher than expected costs associated with proxy and advisory services.
- SG&A. Quarter over quarter improvement in general and administrative costs.
- Excluding a pro rata portion of year-to-date adjustments for exceeding volume thresholds in rebate and incentive programs and proxy/advisory services, adjusted EBITDA ≈$13-$14MM.

Adjusted EBITDA and EBITDA margin are non-GAAP measures and represent continuing operations only. See Appendix for reconciliation of these non-GAAP measures.

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Financial Overview
Adjusted Earnings Per Share

2013 vs. 2012
Continuing Operations

	Q4	Full Year
Adjusted EPS 2012	**$0.05**	**$0.19**
Depreciation/Interest	($0.05)	($0.19)
Tissue Expansion/Transition	$0.01	($0.10)
Sales Price/Mix/Volume	($0.02)	($0.14)
Operations and Other	$0.01	$0.09
Adjusted EPS 2013	**($0.00)**	**($0.15)**

- Increased depreciation expense and reduced capitalized interest due to machine start-up
- Impacts associated with ramp up of new machine and converting capabilities
- Continued strong growth in support product categories and related pricing pressure
- Improved cost structure due to repositioning efforts in 2012 offset by other costs

See Appendix for presentation of adjusted earnings per share-basic and diluted ("Adjusted EPS") reconciled to earnings per share-basic and diluted ("EPS")

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Debt

- Debt Structure
  - $200MM under Unsecured Private Shelf Agreement (First Maturity June 2016)
  - $80MM under Unsecured Bank Credit Facility (Expires June 2015)
- Cost Effective Structure
- Current Cost of Debt ≈ 5.1%

Quarterly Debt ($MM)

$196
$150
$130
12/31/12
12/31/13
Net Debt*
12/31/13

As of 12/31/13:

Total Debt / LTM EBITDA[1]	4.1x
Total Debt / Capital	47.1%

(1) EBITDA is a non-GAAP measure and represents continuing operations only. See Appendix for reconciliation and presentation of LTM EBITDA. This calculation of Total Debt/LTM EBITDA is not intended to be used for purposes of calculating debt covenant compliance.

Net of $19.6MM in cash & cash equivalents

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2014 First Half Impacts

First Quarter

- Normal seasonal decline in demand
- Increased energy costs
- Artisan™ product trials
- Wastepaper impacts
- Competitive support product pricing dynamics
- Proxy/Advisory costs

Second Quarter

- Artisan™ product launch
- Wastepaper impacts
- Competitive support product pricing dynamics
- Proxy/Advisory costs

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Q4 2014F Adjusted EBITDA* Guidance

($MM)
$11.6
Q4 2013
Volume Growth (cases) +6%
Strategic Mix >50%
Operational Efficiency Gains
Artisan™ Launch
Rising Input Costs
Support Product Pricing
$20-$24
Q4F 2014

* EBITDA is a non-GAAP measure and represents continuing operations only. See Appendix for reconciliation of EBITDA to Adjusted EBITDA

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Outlook for 2014

	Q4 2014F	FY 2014F	Revised FY 2014F
Case Growth	+6%	+6%	+6%
EBITDA	$20-$24MM	$65-$70MM	$60-$70MM
EBITDA %	20-24%	17-19%	16-19%
Net EPS	$0.10-$0.13	$0.21-$0.28	$0.14-$0.28
	No Change • Risks Balanced		**Revised** • Full Year range reflects input costs and support product pricing risk

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2013 Actuals/2014 Assumptions

($MM)	2013	2014 Estimate
Capital Expenditures	$37.5	≈$35
Net Dispenser Spending	$20.7	≈$25
Depreciation, Depletion and Amortization	$39.8	≈$41
(Including Discontinued Operations)	$82.0	-
Interest Expense, net of Capitalized Interest	$8.8	≈$8
Tax Rate (Normalized Book)[1]	37.9%	≈37%
Pension:		
Non-Cash Pension Expense	$4.0	≈$2
(Including Discontinued Operations and Settlements)	$17.1	-
Cash Contributions	$0.8	≈$6

[1] Pre-tax federal net operating loss carry forwards of approximately $41MM and a Cellulosic Biofuels credit of approximately $13MM offset cash taxes paid

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SUMMARY

Hank Newell

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2014 Focus

- Deliver Volume Growth at Target Margins
- Ramp up and Optimize Operations Platform
- Grow Free Cash Flow

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Continuing to Ramp up a Powerful Operations Platform

- New ATMOS machine is a flexible towel & tissue asset producing high quality base sheets in both conventional and premium modes
- Achieving expected cost structure on startup-curve; as premium products grow, cost structure will be optimized
- Converting operations moving up the learning curve on new products and substrates
- Excellent quality and market acceptance of DublNature® premium products
- Trials in progress for new Artisan™ towel products

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Continuing to Build Momentum in New Product Introductions

Momentum from 2013

- Repositioning of EcoSoft™ brand momentum continues
- Successful launch of twenty new DublNature® premium products

New introductions in 2014

- DublNature® brand four new facial and OptiCore® tissue products
- Artisan™ launch of eight new towel products
- Launch of high capacity OptiCore™ bath tissue & dispensers
- Launch of high capacity "Alliance" towel dispensers

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Summary

- Transformed to 100% Tissue company uniquely positioned to grow and deliver value
- Differentiated strategy will result in continuing achievement of above-market growth and margins
- Significant progress in 2013 with more to come in 2014 and beyond
- Return of cash to our shareholders is a priority

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Reconciliation of Unadjusted Earnings Per Share to Adjusted Earnings Per Share

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013
Net (loss) earnings per share	$ (0.60)	$ (1.11)	$ (0.06)	$ (0.20)	$ (1.97)
Loss (earnings) from discontinued operations, net of tax	0.52	0.81	0.02	0.04	1.40
(Credit) charge for contract at former manufacturing facility, net of tax	-	(0.02)	-	(0.02)	(0.04)
Income tax valuation allowance	-	0.25	0.01	0.16	0.42
Defined benefit retirement plan settlement charges, net of tax	-	0.02	0.01	0.01	0.04
Adjusted net earnings per share	$ (0.08)	$ (0.05)	$ (0.02)	$ (0.00)	$ (0.15)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
Net (loss) earnings per share	$ 0.20	$ (0.03)	$ (0.11)	$ (0.05)	$ 0.01
Loss (earnings) from discontinued operations, net of tax	(0.21)	0.03	0.08	0.05	(0.05)
Capital related expenses, net of tax	0.02	0.02	0.02	0.04	0.11
(Credit) charge for contract at former manufacturing facility, net of tax	0.04	-	-	-	0.04
Settlement of income tax matters	-	-	(0.01)	-	(0.01)
Defined benefit retirement plan settlement charges, net of tax	-	0.03	0.06	0.01	0.09
Adjusted net earnings per share	$ 0.06	$ 0.05	$ 0.03	$ 0.05	$ 0.19

[1] Total may not foot do to rounding.

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Reconciliation of Unadjusted EBITDA to Adjusted EBITDA

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013
Net loss	$ (29,605)	$ (54,826)	$ (2,852)	$ (9,982)	$ (97,265)
Loss from discontinued operations, net of taxes	25,873	40,231	818	2,160	69,082
Credit for income taxes	(2,420)	11,255	(132)	8,090	16,793
Interest expense and other, net	2,343	2,530	1,982	1,951	8,806
Operating loss	(3,809)	(810)	(184)	2,219	(2,584)
Depreciation, depletion, and amortization	9,740	10,032	9,945	10,057	39,774
EBITDA	$ 5,931	$ 9,222	$ 9,761	$ 12,276	$ 37,190
Net sales	$ 78,193	$ 87,623	$ 91,663	$ 91,104	$ 348,584
EBITDA margin	7.6%	10.5%	10.6%	13.5%	10.7%
EBITDA	$ 5,931	$ 9,222	$ 9,761	$ 12,276	$ 37,190
Credit for contract at former manufacturing facility	-	(1,713)	-	(1,569)	(3,282)
Defined benefit retirement plan settlement charges	0	1,320	801	890	3,011
Adjusted EBITDA	$ 5,931	$ 8,829	$ 10,562	$ 11,597	$ 36,919
Net sales	$ 78,193	$ 87,623	$ 91,663	$ 91,104	$ 348,584
Adjusted EBITDA margin	7.6%	10.1%	11.5%	12.7%	10.6%

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
Net loss	$ 9,758	$ (1,315)	$ (5,309)	$ (2,458)	$ 676
Loss from discontinued operations, net of taxes	(10,251)	1,614	3,708	2,691	(2,238)
Credit for income taxes	(536)	709	(832)	(23)	(682)
Interest expense and other, net	735	1,000	661	985	3,381
Operating loss	(294)	2,008	(1,772)	1,195	1,137
Depreciation, depletion, and amortization	7,201	7,285	7,410	8,677	30,573
EBITDA	$ 6,907	$ 9,293	$ 5,638	$ 9,872	$ 31,710
Net sales	$ 81,851	$ 88,559	$ 86,811	$ 86,961	$ 344,182
EBITDA margin	8.4%	10.5%	6.5%	11.4%	9.2%
EBITDA	$ 6,907	$ 9,293	$ 5,638	$ 9,872	$ 31,710
Capital related expenses	1,923	1,498	1,947	2,985	8,353
Credit for contract at former manufacturing facility	3,324	-	-	-	3,324
Defined benefit retirement plan settlement charges	-	2,240	4,388	519	7,147
Adjusted EBITDA	$ 12,154	$ 13,031	$ 11,973	$ 13,376	$ 50,534
Net sales	$ 81,851	$ 88,559	$ 86,811	$ 86,961	$ 344,182
Adjusted EBITDA margin	14.8%	14.7%	13.8%	15.4%	14.7%

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Net Sales

Net Sales to Net Sales – Continuing Operations

	Q1 12	Q2 12	Q3 12	Q4 12	2012 FY	Q1 13
Consolidated Net Sales – As Reported	$216.2	$ 212.9	$202.2	$190.9	$822.2	$188.0
Net Sales from Discontinued Operations	(134.3)	(124.3)	(115.4)	(103.9)	(478.0)	(109.8)
Consolidated Net Sales – Continuing Operations	$81.9	$ 88.6	$86.8	$87.0	$344.2	$78.2

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